UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Thomas & Betts Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Set forth below is a copy of a Powerpoint presentation first used or distributed by Thomas & Betts Corporation (“Thomas & Betts”) on February 3, 2012, relating to the proposed merger of Thomas & Betts and a subsidiary of ABB Ltd.

January 30, 2012

ABB and Thomas - Betts
A great fit

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                                                                               1

Combination would create a world leader in electrical products market Strong growth potential
                                                                               2

An attractive deal for all
Good for employees, customers and shareholders

*    Key reasons for deal
     *    Complementary products and geographic strengths
     *    Products can be sold together and through same channels
     *    Thomas - Betts can offer larger porfolio in North America
     *    ABB can offer larger porfolio in rest of world

*    Key benefits
*    Employees: growth opportunities, global horizons
*    Channel partners: fewer transactions, one-stop shop, 2 day shipping
*    Shareholders: greater geographical diversity, global market access, attractive returns and growth prospects
                                                                               3

ABB and Thomas - Betts portfolios are a perfect match Example: commercial buildings

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                                                                               4

A brief introduction to ABB
A global leader in power and automation technolo gies
                                                                               5

A long heritage in power and automation Leading market positions in main businesses

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*    130,000 employees in about 100 countries
*    $32 billion in revenue (2010)
*    Formed in 1988 merger of Swiss and Swedish engineering companies
*    Predecessors founded in 1883 and 1891
*    Publicly owned company with head office in Switzerland
                                                                               6

Power and automation are all around us You will find ABB technology []

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* orbiting the earth and working beneath it,
* crossing oceans and on the sea bed,
* in the fields that grow our crops and packing the food we eat,
* on the trains we ride and in the facilities that process our water,
* in the plants that generate our power and in our homes, offices and factories
                                                                               7

Ground-breaking and nation-building projects Pushing the boundaries of technology

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                                                                               8

How ABB is organized Five global divisions

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* ABB's portfolio covers:
* Electricals, automation, controls and instrumentation for power generation and industrial processes* Power transmission* Distribution solutions
* Low-voltage products
* Motors and drives* Intelligent building systems* Robots and robot systems
* Services to improve customers productivity and reliability
                                                                               9

ABB's Low Voltage Products division Key facts

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* 20,000 employees worldwide

* 60 manufacturing sites in more than 35 countries
* Sales activities in over 100 countries
* 2,800 own sales people plus distributors
* Revenues: $4.6 billion in 2010
* 150,000 products (catalog numbers)
* greater than 1 million products delivered per day
* greater than $15 billion serviceable installed base
                                                                              10

Low Voltage Products footprint 2011
greater than 100 manufacturing and service units

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                                                                              11

Low Voltage Products
Channels and markets served

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                                                                              12

Low Voltage Products business units All present in North America except Wiring
Accessories

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                                                                              13

ABB in North America
More than one-tenth of ABB's employees are in region

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* Largest installed base of ABB power transmission and distribution equipment
* One of company's largest markets for products, systems and services
* Region headquarters in Cary, North Carolina
* 18,650 employees in Canada, Mexico and US
* Five major operational areas:
  * Manufacturing
  * Assembly
  * Service
  * Sales and engineering
  * Research and development
                                                                              14

Major ABB projects in North America in last three years Snapshot of largest power and automation orders

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                                                                              15

Trust and respect
Keys to a successful integration
                                                                              16

Keys to a successful integration of Thomas - Betts Smooth process expected on complementary operations

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* Current management team retained and integrated into global operations
* North American business model to be preserved and enhanded
* Strong Thomas - Betts brands and existing distribution network in North
  America to be retained
* Memphis, Tennessee, to be headquarters of North American LP business and remain center for Thomas - Betts global operations
* Builds on successful integration experience in US
                                                                              17

ABB's best practices for a successful integration
10 rules of the game for teaming up with Thomas - Betts

Spirit      *   A friendly deal that both parties want, aimed at creating growth
            *   A deal between two trusting partners that are highly complementary
            --- --------------------------------------------------------------------
            *   Benefit all customers and realize additional growth for both parties
Objectives  *   Further strengthen Thomas - Betts competitiveness and leverage complementary ABB strengths inside and outside North America
            *   Provide an enhanced platform for complementary ABB products in US
            --- --------------------------------------------------------------------
            *   Thomas - Betts becomes autonomous Business Unit and headquarters of ABB's low voltage business in North America
Integration *   Further nurturing and building on Thomas - Betts' strengths
            *   Management continuity
            *   Integration based on "best-of-both-worlds" principle
            *   Fair, transparent, objective discussion and decisions in integration process
                                                                              18

ABB's best practices for a successful integration Example: ABB's smooth integration with Baldor

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January 2011: ABB acquired Baldor, a North American leader in industrial motors
Synergies achieved:

* Sales synergies ahead of plan
* Sourcing and other cost saving in line with plan
* Positioned for growth in mechanical power transmission outside US

Success factors:
* Sales channel in North America (motors) and US (drives) merged
* Cross-selling of NEMA/ IEC motors and drives
* Balance of daily business and integration activity
* Continued focus on customers and their perceived value
* Management retention successful
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ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document may be deemed to be soliciting material in respect of the proposed merger between Thomas & Betts Corporation (“Thomas & Betts”) and a subsidiary of ABB Ltd (“ABB”).  In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”).  The information contained in the preliminary filing will not be complete and may be changed.  Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger.  The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger.  Thomas & Betts’ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN 38125, Attention: General Counsel.  In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC’s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

INTERESTS OF PARTICIPANTS

Thomas & Betts and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding Thomas & Betts’ directors and executive officers is available in Thomas & Betts’ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Thomas & Betts shareholders in connection with the proposed merger will be set forth in the preliminary proxy statement when it is filed with the SEC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment.  Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions.  These statements are based on the current expectations and beliefs of Thomas & Betts and ABB, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) Thomas & Betts’ and ABB’s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of Thomas & Betts to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts and ABB.  Thomas & Betts and ABB assume no obligation and expressly disclaim any duty to update information contained in this filing except as required by law.